UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 14, 2007 (June 12, 2007)
PAR PHARMACEUTICAL COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	File Number 1-10827	22-3122182
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Tice Boulevard, Woodcliff Lake, New Jersey		07677
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (201) 802-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On June 12, 2007, Par Pharmaceutical Companies, Inc. (the “Company”), issued a press release announcing that the Company and Immtech Pharmaceuticals, Inc. (“Immtech”) have entered into an exclusive, royalty-bearing licensing agreement (the “Agreement”) pursuant to which the Company will receive commercialization rights in the United States to Immtech’s lead oral drug, pafuramidine maleate, for the treatment of pneumocystis carinii pneumonia in patients with HIV/AIDS (the “Product”). In exchange for the commercialization rights, the Company will make an initial payment to Immtech of $3 million and subsequent payments of up to $29 million if the Product advances through various development milestones, and will compensate Immtech based on certain sales milestones and royalty payments based on the net sales of the Product. The Agreement provides that the Company will have a license to use Immtech technology to market, sell and be the sole and exclusive distributor of the Product in the United States. Immtech will manufacture the Product and will also control the development of the Product prior to FDA approval, and will be solely responsible for the costs related to such development. The Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (d) The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated June 12, 2007
Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report on Form 8-K contain information that is not historical, such statements are essentially forward-looking and are subject to certain risks and uncertainties, including the risks and uncertainties discussed from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated as of: June 14, 2007

PAR PHARMACEUTICAL COMPANIES, INC. (Registrant)
/s/ Thomas Haughey
Name:	Thomas Haughey
Title:	Executive Vice President – General Counsel

EXHIBIT INDEX
     The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated June 12, 2007